Oil Price and the Southern Midland Basin J. Ross Craft / Chairman, President and CEO May 20, 2015 Exhibit 99.1

Forward-looking statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolfcamp shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,”
“expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The
Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, identified drilling locations and resource potential estimates have not been risked by the Company. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities. Factors affecting ultimate recovery include the scope of the Company’s drilling project, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors. Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has limited production experience with this project, and accordingly, such estimates may change significantly as results from more wells are evaluated. Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.
Cautionary statements regarding oil & gas quantities

WOLFCAMP SHALE OIL RESOURCE PLAY
PANGEA WEST
SCHLEICHER CO.
PROJECT PANGEA
CROCKETT CO.

Company overview

AREX OVERVIEW
ASSET OVERVIEW
Enterprise value $804MM
High-quality reserve base
146 MMBoe proved reserves
66% Liquids, 38% oil
$1.4 BN proved PV-10
Permian core operating area
147,000 gross (134,000 net) acres
~1+ BnBoe gross, unrisked resource potential
~2,000 Identified HZ drilling locations targeting
Wolfcamp A/B/C
2015 Capital program focused on flexibility and
returns
Running an average of 1 HZ rig in the Wolfcamp
shale play with a capital budget of approximately
$160 MM
Note: Proved reserves as of 12/31/2014 and acreage as of 3/31/2015. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio. Enterprise value is equal to market capitalization using the closing share price of $8.48 per share on 5/5/2015, plus net debt as of 3/31/2015. See “PV-10 (unaudited)” slide.

MMBoe
CAGR 31%
160
140
120
100
80
60
40
20
0
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Gas (MMBoe)
Oil & NGLs (MMBbls)

MBoe/d
CAGR 35%
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Natural Gas (MBoe/d)
Oil & NGLs (Mbbls/d)

Approach Resources Inc

Strong track record of reserve and production  growth

• YE14 reserves up 27% YoY
• Replaced 819%  of produced reserves at a
drill-bit F&D cost of $8.94/Boe
• 124.8 MMBoe proved reserves booked to HZ
Wolfcamp play
• 2014 Production increased 47% YoY
• Targeting 10-14% production growth in
2015
Note: See “Drill-bit F&D cost (unaudited)” slide.
RESERVE GROWTH PRODUCTION GROWTH

160
140
120
100
80
60
40
20
0
Oil Price ($/BBL)
May 02, 1994
May 02, 1999
May 02, 2004
May 02, 2009
May 02, 2014
Time

Approach Resources Inc

Four significant downturn cycles during past 20 years

WTI Cushing
Spot Price
Brent
Spot Price
59%
12/19/1996  – 12/10/1998
53%
9/20/2000  – 11/15/2001
79%
7/3/2008  – 12/23/2008
60%
6/20/2014  – 3/17/2015
3.8 yrs 7.8 yrs 6 yrs
Asian Economic
Crisis
9/11 Attacks
US Financial Crisis
• Success of US
Shale Plays
• OPEC
Competing for
Market Share
• US
Government
Trying to
Sanction the
Russian
Economy
• China &
Europe
Forecasting
Slower Growth
Oil is a commodity, has
always been volatile, and
will continue to be volatile
World population continues
to increase and people
continue to improve their
living conditions – therefore
the demand for oil will
continue to increase

Oil Price ($/BBL)
160
140
120
100
80
60
40
20
0
Brent Oil Price
Recovered above $80
in less than 9 months
WTI Oil Price
Recovered above $80
in less than 9 months
Worst Financial
Crisis since
Great Depression
$33.73 / bbl
$30.28 / bbl
Sep 13, 2007
Sep 13, 2009
Sep 13, 2011
Sep 13, 2013
Time

Approach Resources Inc

Wall Street is focusing on next quarter, but we need to
focus on long term

Average Brent Oil Price = $93 / bbl
Average WTI Oil Price = $87 / bbl
Over Last 7.5 Years Beginning When Oil Price Reached $80/BBL
Including 2008 and Current Down Cycles
• Success of US Shale Plays
• OPEC Competing for Market
Share
• US Government Trying to
Sanction the Russian
Economy
• China & Europe Forecasting
Slower Growth
Oil is a finite resource and our
industry will do well over a long
investment horizon

2008-2009
2014-2015
Oil Price ($/BBL)
160
140
120
100
80
60
40
20
0
1
31
61
91
121
151
181
211
241
271
301
331
Days
Oil Price ($/BBL)
160
140
120
100
80
60
40
20
0
Jan 03, 2005
Jan 03, 2006
Jan 03, 2007
Jan 03, 2008
Jan 03, 2009
Jan 03, 2010
Jan 03, 2011
Jan 03, 2012
Jan 03, 2013
Jan 03, 2014
Jan 03, 2015
Time

Approach Resources Inc

Is this time really different from 2008-2009 downturn? 7

Play / Basin / State	Uncompleted Wells as of Feb, 2015 (Bloomberg)	Oil Play	Uncompleted Wells as of 2nd Quarter, 2011 (Halliburton)
Bakken	632	Yes	3,500
DJ	243	Yes	
Permian	1,540	Yes	
Eagle Ford	1,250	Yes	
Oklahoma	341	Yes	
Ohio	324	No	
Pennsylvania	401	No	
Total	**4,731**	**4,006**	

Approach Resources Inc

Fraclog and Refrac

• There has, is and will always be
drilled, but uncompleted wells in our
normal course of business
• During the 2
nd
quarter of 2011,
Halliburton reported 3,500 wells
were uncompleted in the US
• The uncompleted wells in Ohio and
Pennsylvania are mainly gas wells
and will have no or minimum impact
to oil production
• Uncompleted oil wells will require
over $10 billion of additional capital
investment to complete
• Even if  all the 4,731 wells are
turned to sales simultaneously, the
impact on global supply is 0.3%
• The impact of refrac to global
supply  is even less

$184.00
$151.00
$145.00
$131.00
$130.00
$127.00
$123.00
$107.00
$106.00
$103.00
$101.00
$98.00
$80.00
$77.30
$60.00
$54.00
$0.00 $20.00 $40.00 $60.00 $80.00 $100.00 $120.00 $140.00 $160.00 $180.00 $200.00
Libya
Venezuela
Yeman
Algeria
Iran
Bahrain
Nigeria
Russia
S. Arabia
Oman
Iraq
Angola
Ecuador
UAE
Qatar
Kuwait
Fiscal Break-Even Price (Brent, USD/bbl)
May 15th Brent Crude Price  ($66.98)
How long can OPEC sustain the price war for market
share?

Source: Deutsche Bank, MEES, IMF CITI

Historical Daily Production (x1,000 bbls)
30,000
25,000
20,000
15,000
10,000
5,000
0
Middle East
North America
Eurasia
Africa
Asia & Oceania
Central & South America
Europe
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

World-Wide Oil Supply and Demand (x1,000 bbls / d)
95,000
90,000
85,000
80,000
75,000
5-6 million bbls of oil per day increase required to keep world GDP growth at 3.4% to 3.8%
Historical Supply & Demand
Forecasted Demand
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Approach Resources Inc.

Successful oil shale plays in North America will not only be the key to our energy independence, but also to world
economic growth

• Africa & Europe
decline
• Asia & Oceania and
Central & South
America stabilize
• Eurasia increases
slightly
• Middle East increases
moderately
• North America
increases significantly
due to oil shale plays
Time
Time
Successful development of oil shale plays in North America will be the key to world Economic growth
Middle East countries require oil prices to be $90 per barrel or above to balance their national budget and maintain social
stability
Source: OPEC

GAINES
DAWSON
BORDEN
SCURRY
ANDREWS
MARTIN
HOWARD
MITCHELL
Northern Midland Basin
ECTOR
MIDLAND
GLASSCOCK
STERLING
CRANE
UPTON
REAGAN
IRION
Southern Midland Basin
PECOS
CROCKETT
SCHLEICHER
SUTTON
10000
9500
9000
8500
8000
7500
7000
6500
6000
5500
5000
4500
4000
3500
3000
2500
2000
1500

Wolfcamp Horizontal Wells by County
Well Count
600
500
400
300
200
100
0
521
508
452
228
150
96
88
20
16
14
9
2
REAGAN
IRION
CROCKETT
UPTON
MIDLAND
GLASSCOCK
MARTIN
HOWARD
ECTOR
ANDREWS
SCHLEICHER
STERLING

Approach Resources Inc

Midland Basin - Wolfcamp Horizontal Well Activity 11 18.3% Northern Midland Basin 81.7% Southern Midland Basin Source: DrillingInfo and IHS

3,000
2,500
2,000
1,500
1,000
500
0
IP (BOE)
P-18% with IP > 1,000 BOE
P-5% with IP > 1,500 BOE
$12
$10
$8
$6
$4
$2
$0
D&C Cost ($MM)
Actual Cost
Target Cost
5,000
6,000
7,000
8,000
9,000
10,000
11,000
TVD (ft)

Approach Resources Inc

Midland Basin - IP and Drilling & Completion Cost

Source: Company releases/presentations, DrillingInfo, IHS, public databases, and internal studies.
Note: Three-stream IP estimated using 0.1539 Bbl per Mcf and 25% shrinkage factor.
Entire Midland
Basin P- 50%
Average IP
689 BOE
Southern
Midland Basin
Northern
Midland Basin

10,000
1,000
100
10
1
Average Daily Production Rate (Bbl, Mcf, BOE, or Scf/bbl)
0
12
24
36
Time (Month)
Average GOR
Average Gas
Average BOE
Average Oil

Approach Resources Inc

AREX HZ Wolfcamp Well Performance

AREX HZ WOLFCAMP (BOE/D)
Note: Daily production normalized for operational downtime. Gas EUR is unprocessed wellhead volume.
Oil EUR = 230 MBBL
Well EUR = 510 MBOE
Gas EUR = 1,271 MMCF
Average GOR = 5,000 – 6,000
N = 93 Wells
AREX Wolfcamp Horizontal Type Curve
Year-end 2014

Oil
Gas (shrunk + fuel)
NGL
Well EUR
Cumulative Probability
P0.5
P1
P2
P5
P10
P20
P30
P40
P50
P60
P70
P80
P90
P95
P98
P99
P99.5
P10 = 319
Mean = 230
P50 = 221
P90 = 154
N = 93
MBBL
P10 = 237
Mean = 154
P50 = 144
P90 = 87
N = 93
MBOE
P10 = 208
Mean = 126
P50 = 116
P90 = 65
N = 93
MBBL
P10 = 665
Mean = 510
P50 = 498
P90 = 373
N = 93
MBOE
10
100
1,000

Approach Resources Inc

Probability Distribution of AREX 93 Type Curve Wells at Year-end 2014 14

$ MM
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$8.6
$7.0
$5.8
$5.5
$4.6
Demonstrated 46% improvement since 2011
2011
2012
2013
2014
Current AFE

Approach Resources Inc

Proven track record of delivering lowest D&C cost in the Midland Basin 15 Approach’s annual average horizontal well D&C cost

Reagan
Irion
Crockett
Schleicher
Sutton
Pangea West
Receipt Point
Receipt Point
Receipt Point
Receipt Point
Receipt Point
Recently completed water recycling facility 329,000 Bbl Capacity
WTG Low Pressure line
PW Pit
PW 5701
Big Lake Station
1401
BLK 45 N Compressor
BLK 45 N Pit
42-15-7X
Midway Truck Station
BLK 45 S Compressor
BLK 42-14 Pit
190 Pit
Baker 2nd Pit
BLK 42-21 Pit
CT Compressor
MOORE PIT
Baker Pit
BLK 45 DCP Tap
Baker DCP Taps
West 2106
CTM 904
Cinco Terry Pit
Childress Pit
Gas gathering line
BLK 54 Pit
BLK 54 Compressor
DCP Line
DCP Line
North & Central Pangea
South Pangea
Lauffer Compressor
JCT Compressor
Approach Compressor
Childress Pit
Rousselot Pit
OZONA
DCP Processing Plants
Benefits of water recycling
Reduce D&C cost
Reduce LOE
Increase project profit margin
Minimize fresh water use, truck traffic and surface disturbance

Approach Resources Inc

Established infrastructure in place is critical to low cost structure 16

32,000 BBL Treated Water Tank
32,000 BBL Treated Water Tank
63,000 BBL Treated Water Tank
63,000 BBL Treated Water Tank
63,000 BBL Treated Water Tank
44,000 BBL Treated Water Tank
N
Water Treatment & Filtration Facility
90 BPM Pump Station
32,000 BBL Dirty Water Tank
32,000 BBL Treated Water Tank
Skim Oil Sales
Flowback & Produced Water Offloading Terminal & Separation Facility
Flowback & Produced Water Supply
8" Flowback & Produced Saltwater Line
8" Low Chloride Treated Frac Water Supply Line
20" Treated Flowback & Produced Frac Water Supply Line

Approach Resources Inc

AREX Flowback and Produced Water Recycle Facility

• Reduce drilling and completion
cost by $450K per well
• Reduce LOE by up to $1.00 per
BOE
• Eliminate usage of potable fresh
water for completion
• Minimize surface disturbance
• Skim oil sale up to 200 Bbls per
day - more than sufficient to pay
for facility operating expense
329,000 Bbl Capacity Facility

30,000
25,000
20,000
15,000
10,000
5,000
0
Total Recycled Water (Bbl/d)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Recycled Water as a % of Total Flowback Water
3/21
3/28
4/4
4/11

Approach Resources Inc

Water recycling facility successfully started in March 2015

Recent Recycled Water Volumes
• The water recycling facility was ramped up during March 2015 and now successfully recycles up to 70+% of AREX daily flowback water volumes
• More than 1 million barrels of water treated so far

$4.1MM D&C
$4.6MM D&C
$5.1MM D&C
IRR at NYMEX strip pricing (5/18/2015)
70%
60%
50%
40%
30%
20%
10%
0%
IRR (%)
$40
$50
$60
$70
$80
$90
Realized Oil Price ($/Bbl)

Approach Resources Inc.

D&C Cost reductions will significantly improve profitability 19 Note: HZ Wolfcamp economics assume $4.00/Mcf realized natural gas price and NGL price based on 40% of realized oil price.

Summary

• Oil is a commodity, has always been volatile, and will continue to be volatile
• World population continues to increase and people continue to improve their living conditions – therefore the demand for oil will continue to increase
• Oil is a finite resource and our industry will do well over a long investment horizon
• Price war for market share is short-sighted – OPEC countries need higher oil prices than
US Independents
• The impact of fraclog and refrac wells to global supply is minimal
• Successful oil shale plays in North America will not only be the key to our energy independence, but also to world economic growth
• Wolfcamp oil shale play is the largest discovery ever made in North America and one of the largest in the world. It generates acceptable rates of return in both Northern and
Southern Midland Basins even in the current price environment due to excellent shale rock properties and innovative approach to cost cutting by installing infrastructure and water recycling facilities

21